UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2018

GCI, INC.
(Exact name of registrant as specified in its charter)

State of Alaska	0-05890	91-1820757
(State or other Jurisdiction of Incorporation or organization)	Commission File Number	(I.R.S Employer Identification No.)

2550 Denali Street
Suite 1000
Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (907) 868-5600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01.     Other Events.

On February 20, 2018, GCI, Inc.’s parent company, GCI Liberty, Inc. (formerly known as General Communication, Inc.), an Alaska corporation (“GCI Liberty”), received notice from the Commissioner of the Department of Commerce, Community and Economic Development of the State of Alaska that its amended and restated articles of incorporation (the “restated articles”), which were filed on February 2, 2018, were accepted for filing. The restated articles were filed in connection with the transactions contemplated by the Agreement and Plan of Reorganization, dated as of April 4, 2017, as amended, by and among Liberty Interactive Corporation, a Delaware corporation (“Liberty”), Liberty Interactive LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Liberty, and GCI Liberty. As a result, the name of GCI Liberty was changed from “General Communication, Inc.” to “GCI Liberty, Inc.” (the “name change”) and GCI Liberty’s issued and outstanding shares of Class A common stock, no par value, and Class B common stock, no par value, were reclassified into shares of Class A-1 common stock, no par value (the “GCI Liberty Class A-1 Common Stock”), and Class B-1 common stock, no par value (the “GCI Liberty Class B-1 Common Stock”), respectively (the “reclassification”). GCI Liberty expects that the GCI Liberty Class A-1 Common Stock will begin trading on February 22, 2018 on the Nasdaq Global Select Market under the symbol “GNCMA”, and the GCI Liberty Class B-1 Common Stock will begin quotation on The OTC Markets on February 22, 2018 under the symbol “GNCMB”.

GCI Liberty and Liberty continue to expect that the closing of the proposed transactions will occur in the first quarter of 2018.

In connection with the acceptance of the restated articles, and the completion of the name change and reclassification, GCI Liberty and Liberty issued a joint press release on February 21, 2018, which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed transactions between Liberty and GCI Liberty and the trading and quotation of GCI Liberty’s common stock. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI Liberty expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI Liberty’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI Liberty, including its most recent Forms 10-K and 10-Q, for additional information about GCI Liberty and about the risks and uncertainties related to GCI Liberty’s business which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty or any of Liberty’s tracking stocks. The offer and issuance of shares in the proposed transactions will only be made pursuant to GCI Liberty’s effective registration statement. Liberty stockholders, GCI Liberty’s shareholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI Liberty investors can access additional information at ir.gci.com.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated February 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GCI, INC.
(Registrant)

Date: February 21, 2018

	By	/s/ Peter Pounds
Name: Peter Pounds
Title: Chief Financial Officer
Secretary, Treasurer
and Director